                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------

     THIS AGREEMENT (TRADEMARK), dated as of October 24, 1997 (herein, as the same from time to time may be amended, modified, restated or supplemented and in effect, called this "AGREEMENT"), is by and among MIKOHN GAMING CORPORATION, a Nevada corporation ("BORROWER"), MIKOHN NEVADA, a Nevada corporation ("MIKOHN NEVADA"), MGC, INC., a Nevada corporation ("MGC"), CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), (Mikohn Nevada, MGC and CEI sometimes hereinafter are referred to individually as each "Guarantor" and collectively as "Guarantors," and Borrower and Guarantors sometimes hereinafter are referred to individually as each "Debtor" and collectively as "Debtor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "AGENT" for all "LENDERS."

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a Credit Agreement dated as of October 24, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Borrower, FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions parties thereto, Lenders have extended Commitments to make Loans to Borrower; and

     WHEREAS, Guarantors have guaranteed the payment and performance of the Obligations pursuant to a certain Guaranty of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "Guaranty") made by Guarantors in favor of Agent; and

     WHEREAS, in connection with the Credit Agreement and the Guaranty, Debtors have executed and delivered to Lenders a Security Agreement, dated as of October 24, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, Debtors are required to execute and deliver this Agreement and to grant to Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Debtors have duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lenders to make Loans (including the initial Loans) to Borrower pursuant to the Credit Agreement, Debtors agree, for the benefit of Lenders, as follows:

     SECTION 1.  Definitions.  Unless otherwise defined herein or the context
                 -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

     SECTION 2.  Grant of Security Interest.  For good and valuable
                 --------------------------
consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations of Borrower and all of the obligations of each Guarantor arising under the Guaranty (collectively, the "LIABILITIES"), Debtors does hereby mortgage, pledge and grant to Agent for the benefit of Lenders a continuing security interest in, all of the following property (the "TRADEMARK COLLATERAL"), whether now or hereafter owned, acquired or existing:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this clause (a) being called a "TRADEMARK"), now
                             ----------
     existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;
                          ------    ------------

          (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;
           ------    ------------

          (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
        -----------     ---

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (a) and (b); and
                                          -----------     ---

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by Debtors against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto,
                                      ------     ------    ------------
     or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

     SECTION 3.  Security Agreement.  This Agreement has been executed and
                 ------------------
delivered by Debtors for the purpose of registering the security interest of Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent under the Security Agreement. The Security Agreement (and all rights and remedies of Lenders thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4.  Release of Security Interest.  Upon payment in full of all
                 ----------------------------
Liabilities and the termination of all Commitments, Lenders shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5.  Acknowledgment.  Each Debtor does hereby further acknowledge
                 --------------
and affirm that the rights and remedies of Lenders with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6.  Credit Document, etc.  This Agreement is a Credit Document
                 --------------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7.  Counterparts.  This Agreement may be executed by the parties
                 ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                  [remainder of page intentionally left blank]

                              MIKOHN GAMING CORPORATION, a Nevada corporation

                              By:    /s/ David J. Thompson
                                     _________________________________
                              Name:  David J. Thompson
                                     ______________________________
                              Title: Chairman of the Board & CEO
                                     ______________________________


                              MIKOHN NEVADA, a Nevada corporation


                              By:     /s/ David J. Thompson
                                      _________________________________
                              Name:   David J. Thompson
                                      ______________________________
                              Title:  Chairman of the Board & CEO
                                      ______________________________


                              MGC, INC., a Nevada corporation


                              By:    /s/ David J. Thompson
                                     _______________________________
                              Name:  David J. Thompson
                                     ______________________________
                              Title: Chairman of the Board & CEO
                                     ______________________________


                              CASINO EXCITEMENT, INC., a Nevada corporation


                              By:     /s/ David J. Thompson
                                      _______________________________
                              Name:   David J. Thompson
                                      ______________________________
                              Title:  Chairman of the Board & CEO
                                      ______________________________



                              FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                              By:   First Source Financial, Inc.,
                                    its Agent/Manager

                                    By:  /s/ Edward A. Szarkowicz
                                         ______________________________
                                         Edward A. Szarkowicz
                                         Senior Vice President

STATE OF    NEVADA       )
                         )    SS.
COUNTY OF   CLARK        )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State
        -----------------
of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me
                                     -----------------
to be the Chairman & CEO of MIKOHN GAMING CORPORATION, a Nevada corporation, and
          --------------
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.
                                                ----

                                              /s/ Wanda M. Jacobson
                                              ----------------------------
                                              Notary Public


[NOTARY SEAL APPEARS HERE]


My Commission Expires:

____________________________________

STATE OF    NEVADA       )
                         )    SS.
COUNTY OF   CLARK        )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State
        -----------------
of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me
                                     -----------------
to be the Chairman & CEO of MIKOHN NEVADA, a Nevada corporation, and
          --------------
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.
                                                ----

                                              /s/ Wanda M. Jacobson
                                              ----------------------------
                                              Notary Public


[NOTARY SEAL APPEARS HERE]


My Commission Expires:

____________________________________

STATE OF    NEVADA       )
                         )    SS.
COUNTY OF   CLARK        )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State
        -----------------
of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me
                                     -----------------
to be the Chairman & CEO of MGC, INC., a Nevada corporation, and
          --------------
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.
                                                ----

                                              /s/ Wanda M. Jacobson
                                              ----------------------------
                                              Notary Public


[NOTARY SEAL APPEARS HERE]


My Commission Expires:

____________________________________

STATE OF    NEVADA       )
                         )    SS.
COUNTY OF   CLARK        )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State
        -----------------
of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me
                                     -----------------
to be the Chairman & CEO of CASINO EXCITEMENT, INC.,a Nevada corporation, and
          --------------
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.
                                                ----

                                              /s/ Wanda M. Jacobson
                                              ----------------------------
                                              Notary Public


[NOTARY SEAL APPEARS HERE]


My Commission Expires:

____________________________________

STATE OF   ILLINOIS      )
                         )    SS.
COUNTY OF  COOK          )


     I, O. Lynn Neistein, a notary public in and for said County, in
        ----------------
the State of aforesaid, DO HEREBY CERTIFY that Ed Szarkowicz personally known
                                               -------------
to me to be a VP of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 29th day of October, 1997.
                                                ----

                                          /s/ O. Lynn Neistein
[NOTARY SEAL APPEARS HERE]               -----------------------------
                                         Notary Public


My Commission Expires:


____________________________________

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement

ITEM A.   TRADEMARKS


                             REGISTERED TRADEMARKS
                             ---------------------

Country/   Trademark                    Reg. No.                Reg. Date
State
-------    ---------                    --------                ---------

USA        Mini Keno                    1,466,437               11/24/87
USA        Hold and Draw                1,465,650               11/17/87
USA        Hold and Draw Bingo          1,466,436               11/24/87
USA        Games of Nevada              2,000,899               09/17/96
USA        MVP and design               2,043,083               03/11/97
USA        MIKOHNVISION                 2,043,081               03/11/97
USA        MIKOHN                       2,043,082               03/11/97
USA        MIKOHN                       1,824,259               03/01/94
NEVADA     MoneyTime                                            09/04/97
NEVADA     CasinoLink                                           09/04/97
NEVADA     SafeJack                                             09/04/97
NEVADA     Slottrak                                             09/04/97
NEVADA     SuperLink                                            07/14/97
NEVADA     PlayerTrak                                           09/04/97
NEVADA     TableTrak                                            09/04/98
USA        Casino Products              1,769,789




                        PENDING TRADEMARK APPLICATIONS
                        ------------------------------

Country/State    Trademark       Serial No.       Filing Date
-------------    ---------       ----------       -----------

USA              MoneyTime       73/306/162        06/10/97
USA              Mystery         75/346/800        08/06/97

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement


Item A. (Cont.)  Trademarks

                     TRADEMARK APPLICATIONS IN PREPARATION
                     -------------------------------------

                         Expected       Products
Country   Trademark     Filing Date     Services
-------   ---------     -----------     ---------
USA       CasinoLink    11/10/97        Computer software and hardware for use
                                        in providing Accounting, security, and
                                        player information and Rating for
                                        gaming and amusement machines and
                                        casino games

USA       SlotTrak      11/10/97        Computer software and hardware for use
                                        in providing accounting, security, and
                                        player information and Rating for
                                        gaming and Amusement machines

USA       SafeJack      11/10/97        Computer software and hardware for use
                                        in providing accounting, security, and
                                        player information and rating For
                                        card games

USA       Safebac       11/10/97        Computer software and hardware for use
                                        in providing accounting, security, and
                                        player information and rating For
                                        card games

USA       SuperLink     11/10/97        Computer software and hardware for use
                                        in controlling jackpots in
                                        gaming and amusement machines

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement


Item A.   Trademarks
(Cont.)

USA       PlayerTrak    11/14/97        Computer software and hardware for use
                                        in obtaining information about and
                                        rating players of casino table games,
                                        gaming machines and amusement machines

USA       TableTrak     11/14/97        Computer software and hardware for use
                                        in obtaining information about and
                                        rating players of casino table games,
                                        gaming machines and Amusement machines

USA       InstaTrak     11/14/97        Optical character recognition aparatus
                                        with dot-matrix printer

USA       Quickplay     11/14/97        Computer software and hardware for
                                        enabling players to access gaming and
                                        amusement machines through
                                        preestablished credit accounts

USA       CaddTrak      11/14/97        Computer software and hardware for
                                        controlling graphic interface used in
                                        providing accounting, security and
                                        player information and rating for gaming and amusement machines and casino games

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement


ITEM B.     TRADEMARK LICENSES

                                Effective    Expiration
 Territory  Trademark  Licensor Licensee     Date        Date
 ---------  ---------  -------- --------     ----------  ----

                       None